AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

June 2016

For the month of June 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.34% and a net return of 1.31%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.80% for the month.

June gross relative performance: -0.46%

Performance for periods ended June 30, 2016 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.74%	5.74%	4.43%	4.11%	5.53%
HIT Total Net Rate of Return	4.52%	5.28%	3.98%	3.66%	5.08%
Barclays Capital Aggregate Bond Index	5.31%	6.00%	4.06%	3.76%	5.13%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

•	The HIT’s ongoing yield advantage over the Barclays Aggregate.
•	Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate – posting excess returns of -38 basis points (bps). The HIT does not invest in corporate bonds, whereas the sector comprised 25.4% of the index as of June 30, 2016.
•	Performance by agency single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of -30 bps. The HIT was underweight to this sector with a 20.2% allocation versus 27.7% in the Barclays Aggregate as of the end of June.

Negative contributions to the HIT’s performance included:

•	Agency multifamily mortgage-backed securities’ performance as spreads to Treasuries widened. Spreads widened by 36 and 16 basis points bps, respectively, on FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates. Fannie Mae multifamily DUS spreads also widened across all structures, with the spread on the benchmark Fannie Mae 10/9.5 increasing by 18 bps. The HIT had 23.7% of its portfolio invested in DUS securities across various structures at the end of June.

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AFL-CIO HOUSING INVESTMENT TRUST	June 2016 Performance Commentary

•	The HIT’s underweight to Treasuries, the best performing major sector in the index. The portfolio had an allocation of 9.8% compared to the Barclays Aggregate’s 36.6% at June 30.
•	The portfolio’s relative short duration as interest rates fell across the curve. Two-, 5-, 10-, and 30-year Treasury rates declined by 30, 37, 38, and 36 bps, respectively.
•	The HIT’s overweight to spread-based product as 5-, 7-, and 10-year swap spreads widened by 2, 4, and 4 bps, respectively in the flight to safety.

June 2016 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.21%	0	6.37
Agencies	1.50%	6	4.13
Single family agency MBS (RMBS)	0.81%	-30	2.45
Corporates	2.25%	-38	7.49
Commercial MBS (CMBS)	1.72%	-31	5.47
Asset-backed securities (ABS)	0.83%	10	2.25

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	05/31/16	6/30/16	Change
1 Month	0.180%	0.173%	-0.008%
3 Month	0.287%	0.261%	-0.026%
6 Month	0.450%	0.353%	-0.097%
1 Year	0.675%	0.435%	-0.240%
2 Year	0.879%	0.584%	-0.295%
3 Year	1.032%	0.694%	-0.338%
5 Year	1.373%	1.000%	-0.372%
7 Year	1.664%	1.280%	-0.384%
10 Year	1.847%	1.471%	-0.376%
30 Year	2.648%	2.285%	-0.363%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.

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